SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 17, 2002


                         VOLT INFORMATION SCIENCES, INC
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        New York                       1-9232                 13-5658129
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
    of Incorporation)                 File Number)          Identification No.)


560 Lexington Avenue, New York, New York                          10022
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 704-2400
            ---------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

     On October 17, 2002, Volt Information Sciences, Inc. (the "Company") issued a press release to the effect, among other things, that it has received a waiver of the interest coverage (the ratio of EBIT to interest expense) covenant, relating to its fiscal year ending November 3, 2002, contained in its $40,000,000 secured revolving credit facility. All other covenants of the facility remain in effect. The Company has no borrowings outstanding under this facility and there are no borrowings anticipated in the fourth quarter of fiscal 2002 or the first quarter of the next fiscal year. The Company also reported that the credit facility has been assigned a BBB- rating by Fitch IBCA, Duff & Phelps.

Item 7.    Financial Statements and Exhibits.

          (a)  Financial statements of business acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

               99.1 Volt Information Sciences, Inc. Press Release dated October 17, 2002.


                                S I G N A T U R E
                                -----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VOLT INFORMATION SCIENCES, INC.


Date: October 23, 2002                By: /s/ James J. Groberg
                                         -------------------------------------
                                         James J. Groberg, Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number         Description
------         -----------

99.1           Volt Information Sciences, Inc. Press Release dated October 17,
               2002.